UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 15, 2014
Date of Report (Date of earliest event reported)
Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

World Headquarters
1 Elmcroft Road
Stamford, Connecticut 06926-0700
(Address of principal executive offices)
(203) 356-5000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

Pitney Bowes Inc. (the “Company”, “we”, and “our”) is filing this Form 8-K to update its Annual Report on Form
10-K for the year ended December 31, 2013 (“2013 Form 10-K”) to reflect revised financial information and disclosures as a result of the changes described below.

•
In the first quarter of 2014, we reclassified the results of our shipping solutions operations from the North America Mailing segment and the International Mailing segment to the Digital Commerce Solutions segment.

•
In the second quarter of 2014, Pitney Bowes of Canada Ltd., a wholly owned subsidiary, completed the sale of its Document Imaging Solutions (“DIS”) business and the related lease portfolio. The results of operations of DIS were reclassified as discontinued operations.

•
In the second quarter of 2014, the Consolidated Balance Sheets and Consolidated Statements of Stockholders’ Equity (Deficit) were revised for the earliest period presented to increase opening retained earnings and decrease our tax liabilities by $17 million. See Note 15 of our Form 10-Q for the period ended June 30, 2014.

•	Additional disclosures have been included as a result of a review of our 2013 Form 10-K by the Securities and Exchange Commission (the “SEC”).

•
In August 2014, we entered into an agreement with our partner in the Historic Boardwalk Hall LLC partnership releasing our respective claims against each other and agreeing to divest our investment in the partnership. The impact of this agreement, which will be recorded in the third quarter of 2014, will not have a material impact on our financial condition, results of operations or cash flows. See the unaudited subsequent event disclosure in Note 8 of Exhibit 99.3.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

The attached exhibits to the Current Report on Form 8-K are recast versions of Items 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Supplementary Data and Exhibit 12 - Computation of Ratio of Earnings to Fixed Charges, of our 2013 Form 10-K, as filed with the SEC on February 21, 2014, and reflect only the changes associated with the items noted above.

Exhibit Number	Description

12	Computation of ratio of earnings to fixed charges
23	Consent of Independent Registered Public Accounting Firm
99.1	Item 6. Selected Financial Data
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Report Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Calculation Linkbase Document
101.DEF	XBRL Taxonomy Definition Linkbase Document
101.LAB	XBRL Taxonomy Label Linkbase Document
101.PRE	XBRL Taxonomy Presentation Linkbase Document

All other information in the 2013 Form 10-K has not been updated for events or developments that occurred subsequent to the filing of the 2013 Form 10-K with the SEC on February 21, 2014. For developments since the filing of the 2013 Form 10-K, please refer to our subsequent SEC filings. The information in this Form 8-K, including exhibits, should be read in conjunction with the 2013 Form 10-K and subsequent SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pitney Bowes Inc.

/s/ Steven J. Green
Steven J. Green
Vice President - Finance and Chief Accounting Officer
(Principal Accounting Officer)

September 15, 2014

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